UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021 (May 27, 2021)

Runway Growth Credit Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 N. Michigan Ave., Suite 4200, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 281-6270

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

At the annual meeting of stockholders (the “Annual Meeting”) held virtually on May 27, 2021, the stockholders of Runway Growth Credit Fund Inc. (the “Company”) approved a second amended and restated investment advisory agreement (the “Second Amended Advisory Agreement”) by and between the Company and Runway Growth Capital LLC (the “Adviser”), as the Company’s investment adviser. The Second Amended Advisory Agreement became effective immediately upon approval by the Company’s stockholders at the Annual Meeting. The Company's board of directors (the "Board"), including all of the "non-interested" (i.e., independent) directors, unanimously approved the Second Amended Advisory Agreement at a meeting of the Board held on April 7, 2021.

The Second Amended Advisory Agreement includes revisions, as described below, to the management and incentive fee calculation mechanisms and clarifies language relating to liquidity events. The material terms of the Second Amended Advisory Agreement are substantially similar to the material terms of the Company’s previously effective amended and restated investment advisory agreement with the Adviser (the “Prior Advisory Agreement”), except as follows:

Definition of “Spin-Off Transaction”

The Second Amended Advisory Agreement revises the definition of “Spin-Off transaction” in the Prior Advisory Agreement to (i) remove references to the Liquidating Fund (as defined in the Prior Advisory Agreement), which is no longer contemplated in connection with the Spin-Off transaction, and (ii) contemplate a listing of the Company’s securities on a national securities exchange (an “Exchange Listing”).

Specifically, the Second Amended Advisory Agreement clarifies that a “Spin-off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity that shall elect to be regulated as a business development company under the Investment Company Act of 1940, as amended and treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; or (b) the Company completes an Exchange Listing.

Base Management Fee

The Second Amended Advisory Agreement also simplifies the Company’s base management fee mechanism to reflect that the Company has satisfied the trigger to move to the second iteration of the base management fee calculation that includes breakpoints based on the Company’s “Gross Assets”, which is defined as assets purchased with borrowed funds or other forms of leverage, as well as any paid-in-kind interest, as of the end of the most recently completed fiscal quarter.

Under the Second Amended Advisory Agreement, the base management fee shall be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the base management fee shall be an amount equal to 0.40% (1.60% annualized) of the average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the base management fee shall be an amount equal to 0.375% (1.50% annualized) of the average daily Gross Assets during the most recently completed calendar quarter.

Income Incentive Fee

The Second Amended Advisory Agreement revises the definition of pre-incentive fee net investment income to remove the leverage carve-out, and now allows the Company to be paid incentive fees on income received based on investments made with borrowings. Specifically, the Second Amended Advisory Agreement specifies that pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s Administration Agreement, and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee).

The Second Amended Advisory Agreement also removes the look-back period that capped the incentive fee payable after a Spin-Off transaction if the Company’s realized losses exceeded 2% of the Company’s non-affiliate investments during the previous four quarters.

Capital Gains Incentive Fee

The Second Amended Advisory Agreement revises the capital gains fee calculation to remove the “hurdle” concept contained therein. Specifically, the capital gains fee is now equal 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a business development company through the end of the relevant calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year less the aggregate amount of any previously paid capital gains fee.

No other provisions of the Prior Advisory Agreement will change materially.

The foregoing description of the Second Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended Advisory Agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 27, 2021, the Company held its 2021 virtual Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

1.	Julie Persily was elected at the Annual Meeting to serve as a director of the Company until the Company’s 2024 annual meeting of stockholders and until her successor is duly elected and qualifies. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld	Broker Non-Votes

Julie Persily	29,396,281	0	0

2.	Lewis Solimene, Jr. was elected at the Annual Meeting to serve as a director of the Company until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualifies. The following votes were taken in connection with this proposal:

Director	Votes For	Votes Withheld	Broker Non-Votes

Lewis Solimene, Jr.	29,396,281	0	0

3.	A proposal to ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as described in the proxy materials. This proposal was approved.

For	Against	Abstained	Broker Non-Votes

29,396,281	0	0	0

4.	The Company’s stockholders approved the Second Amended Advisory Agreement by and between the Company and the Adviser, effective May 27, 2021, pursuant to which the Adviser will continue to serve as the Company’s investment adviser:

For	Against	Abstained	Broker Non-Votes

29,396,281	0	0	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Second Amended and Restated Investment Advisory Agreement by and between Runway Growth Credit Fund Inc. and Runway Growth Capital LLC, effective as of May 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Runway Growth Credit Fund Inc.

Date: May 28, 2021	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Treasurer and Secretary